Exhibit 10.1
SIXTH AMENDMENT TO CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 10, 2022, by and among EBS INTERMEDIATE PARENT LLC, a Delaware limited liability company (“Holdings”), EBS ENTERPRISES, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto which constitute the Required Lenders and FIRST EAGLE ALTERNATIVE CAPITAL AGENT, INC. (formerly known as THL CORPORATE FINANCE, INC.), a Delaware corporation (“First Eagle”), as administrative agent and collateral agent for the Lenders (in such capacities, together with its successors and assigns in such capacities, the “Agent”).
W I T N E S S E T H:
WHEREAS, Holdings, the Borrower, the other Credit Parties party thereto from time to time, Agent, and the Lenders party thereto from time to time are parties to that certain Credit Agreement dated as of October 2, 2018 (as amended by that certain First Amendment to Credit Agreement, dated as of February 10, 2020, as further amended by that certain Second Amendment and Limited Waiver to Credit Agreement, dated as of April 3, 2020, as further amended by that certain Third Amendment to Credit Agreement, dated as of February 19, 2021, as further amended by that certain Fourth Amendment and Limited Waiver to Credit Agreement, dated as of the May 5, 2021, as further amended by that certain Fifth Amendment to Credit Agreement, dated as of October 25, 2021, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that Agent and the Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, Agent and the Lenders are willing to do so, on the terms set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Defined Terms; Other Interpretive Provisions. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated herein mutatis mutandis.
SECTION 2.Amendments. Effective as of the Amendment Effective Date (as defined below), and subject to the terms and conditions set forth in Section 3 and in reliance upon the representations and warranties made by the Credit Parties in Section 4, the Agent and the Lenders which constitute the Required Lenders party hereto hereby agree as follows:

(a)Section 9.06(l) of the Credit Agreement is hereby amended by deleting “and” at the end of such clause, Section 9.06(m) of the Credit Agreement is hereby amended by substituting the “.” at the end of such clause with “;”, and the following new clauses (n) and (o) are hereby added to the end of Section 9.06 of the Credit Agreement:
(n) cash dividends and distributions to Holdings or any other Parent Company in an amount not to exceed $23,000,000 on or prior to September 30, 2022 so long as (w) no portion of such cash dividends and distributions shall be funded with the proceeds of Indebtedness, (x) no Default or Event of Default shall have occurred and be continuing at the time of such cash dividend and distribution or would result therefrom, (y) immediately after giving effect to such cash dividends and distribution, (i) the Available Revolving Loan Amount shall be not less than $5,000,000 and (ii) the Qualified Cash and Cash Equivalents of the Credit Parties shall not be less than $10,000,000 and (z) both immediately before

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and after giving effect to any such cash dividends and distributions, the Credit Parties shall be in compliance on a Pro Forma Basis with the Financial Covenants recomputed as of, and for the four (4) fiscal quarter period ending on, the last day of the most recently ended fiscal quarter for which financial statements have been delivered or were required to be delivered pursuant to this Agreement); and
(o) cash dividends and distributions to Holdings or any other Parent Company in an amount not to exceed $2,000,000 with respect to Capital Stock of the Borrower or any Parent Company that is unvested as the time of any cash dividends and distributions pursuant to Section 9.06(n) so long as (i) the Credit Parties made cash dividends or distributions permitted under Section 9.06(n) pursuant to the terms and conditions thereof (ii) the Governing Body of the applicable Credit Party authorized such cash dividends and distributions under this clause (o) concurrently with, and in connection with, the cash dividends or distributions under Section 9.06(n) and (iii) such cash dividends and distributions under this clause (o) are only made in amounts necessary from time to time to pay amounts owed under such Capital Stock as such Capital Stock vests.
Except as expressly provided herein, all schedules and exhibits to the Credit Agreement, in the forms thereof in effect immediately prior to the Amendment Effective Date, will be continued as the schedules and exhibits attached to the Credit Agreement on and after the Amendment Effective Date, and the text of the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect.
SECTION 3.Conditions. The effectiveness of this Amendment is subject to the prior or concurrent satisfaction of the following conditions precedent (such date, the “Amendment Effective Date”):
(b)Credit Documents. The Agent shall have received this Amendment, duly executed by an Authorized Officer of each Credit Party and a duly authorized officer of each Lender party hereto which constitutes the Required Lenders, in form and substance reasonably satisfactory to the Agent in all respects.
(c)Fees and Expenses. Each of First Eagle, the Agent and each Lender shall have received, for its own respective account, the reasonable fees, costs and expenses due and payable to such Person pursuant to Section 12.05 of the Credit Agreement (including the reasonable fees, disbursements and other charges of counsel) for which invoices have been presented prior to the Amendment Effective Date.
(d)No Default. No Default or Event of Default shall have occurred and be continuing.
(e)Representations and Warranties. All representations and warranties made by each Credit Party contained in the Credit Agreement, in this Amendment or in the other Credit Documents shall be true and correct in all material respects, in each case, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided, that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.
(f)No Adverse Actions. No injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, this Amendment or any other Credit Document shall have been issued and remain in force by any Governmental Authority against Borrower, Agent, any Lender or the Letter of Credit Issuer.

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SECTION 4.Representations and Warranties. Each Credit Party party hereto hereby jointly and severally represents and warrants to Agent and each Lender as follows as of the Amendment Effective Date:
(g)Corporate Status. Each Credit Party and each Subsidiary of each Credit Party (a) is a duly organized or formed and validly existing corporation or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (b) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where the conduct of its business or its ownership, lease or operation of its properties require such qualification, authorization or license under Applicable Law, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect;
(h)Corporate Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and each of the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and each of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered this Amendment and each other Credit Document to which it is a party and this Amendment and such Credit Documents constitute the legal, valid and binding obligation of such Credit Party enforceable in accordance with its respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law);
(i)No Violation. None of the execution, delivery and performance by any Credit Party of this Amendment or the Credit Documents to which it is a party and compliance with the terms and provisions thereof or the consummation of the other transactions contemplated hereby or thereby on the relevant dates therefor will (a) contravene any applicable provision of any Applicable Law of any Governmental Authority, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party (other than Liens created under the Credit Documents) pursuant to, (i) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (ii) any other material Contractual Obligation, in the case of either clause (i) and (ii) to which any Credit Party is a party or by which it or any of its property or assets is bound or (c) violate any provision of the Organization Documents of any Credit Party, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clauses (b)(i) or (b)(ii), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect;
(j)No Default. No Default or Event of Default has occurred and is continuing;
(k)Representations and Warranties. All representations and warranties made by each Credit Party contained in the Credit Agreement, in this Amendment or in the other Credit Documents are true and correct in all material respects, in each case, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided, that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects on such respective dates; and
(l)No Adverse Actions. No injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, this Amendment or any other Credit Document has been issued and remains in force by any Governmental Authority against Borrower, Agent, any Lender or the Letter of Credit Issuer.

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SECTION 5.Release. Each of the Credit Parties may have certain Claims (as defined below) against the Released Parties (as defined below) regarding or relating to the Credit Agreement or the other Credit Documents. Agent, Lenders and the Credit Parties desire to resolve each and every one of such Claims in conjunction with the execution of this Amendment and thus each of the Credit Parties makes the releases contained in this Section 5. In consideration of Agent and Lenders entering into this Amendment, each of the Credit Parties hereby fully and unconditionally releases and forever discharges Agent, the Lenders, the other Secured Parties and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and permitted assigns and all persons, firms, corporations and organizations acting on any of their behalves (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, existing or occurring prior to the Amendment Effective Date whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which any Credit Party has or had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the Amendment Effective Date, in each case regarding or relating to the Credit Agreement, this Amendment or the other Credit Documents, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the Amendment Effective Date, including the administration or enforcement of the Credit Extensions, the Obligations, the Credit Agreement, this Amendment or any of the Credit Documents (collectively, all of the foregoing, the “Claims”). Each of the Credit Parties represents and warrants that it has no knowledge of any Claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a Claim by the Credit Parties against the Released Parties which is not released hereby. Each of the Credit Parties represents and warrants that the foregoing constitutes a full and complete release of all Claims existing or occurring prior to the Amendment Effective Date.
SECTION 6.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
SECTION 7.Effectiveness of Facsimile Documents and Signatures. This Amendment may be transmitted and/or signed by facsimile or other electronic communication. The effectiveness of any this Amendment and such signatures shall have the same force and effect as manually signed originals and shall be binding on all Credit Parties, the Agent and the Lenders.
SECTION 8.Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 8, if and to the extent that the enforceability of any provisions in this Amendment relating to Defaulting Lenders shall be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law), as determined in good faith by the Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.
SECTION 9.Integration. This Amendment, the Credit Agreement as amended hereby and the other Credit Documents represent the agreement of the Credit Parties, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto or thereto relative to the subject matter hereof not expressly set forth or referred to herein, in the Credit Agreement as amended hereby or in the other Credit Documents.
SECTION 10.Successors; Assigns. This Amendment shall be binding upon the Borrower, the other Credit Parties party hereto, the Lenders and Agent and their respective successors and permitted assigns, and shall inure to the benefit of Borrower, the other Credit Parties party hereto, the Lenders and Agent and the successors and permitted assigns of the Lenders and Agent. Except as expressly permitted in the Credit Agreement, no other Person shall be a direct or indirect legal beneficiary of, or have any

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direct or indirect cause of action or claim in connection with, this Amendment or any of the other Credit Documents. Except as expressly permitted in the Credit Agreement, the Borrower and the other Credit Parties party hereto may not assign or transfer any of their respective rights or Obligations under this Amendment without the prior written consent of Agent and each Lender.
SECTION 11.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS.
SECTION 12.WAIVERS OF JURY TRIAL. THE CREDIT PARTIES, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
SECTION 13.Survival of Representations and Warranties; Payment of Expenses and Taxes; Indemnification; Submission to Jurisdiction; Waivers; Acknowledgments; No Fiduciary Duty; Authorized Officers. The provisions of Sections 12.04, 12.05, 12.14, 12.15, 12.21 and 12.22 of the Credit Agreement are hereby incorporated herein, mutatis mutandis.
SECTION 14.Reaffirmation. Each Credit Party party hereto as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants Liens in its property or otherwise acts as accommodation party or guarantor, as the case may be pursuant to the Credit Documents, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each other Credit Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted Liens in any of its property pursuant to any Credit Documents as security for or otherwise guaranteed the Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of Liens and confirms and agrees that such Liens hereafter secure all of the Obligations as amended hereby. Each Credit Party party hereto hereby consents to this Amendment and acknowledges that the Credit Agreement and each other Credit Document remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or the Lenders, constitute a waiver of any provision of the Credit Agreement or any other Credit Document or serve to effect a novation of the Obligations except as expressly set forth herein.
[Signature Pages Follow]

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Each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

HOLDINGS:	EBS INTERMEDIATE PARENT LLC, a Delaware limited liability company

By: /s/ Dennis Dean Name: Dennis Dean Title: Chief Financial Officer
BORROWER:	EBS ENTERPRISES, LLC, a Delaware limited liability company

By: /s/ Dennis Dean Name: Dennis Dean Title: Chief Financial Officer

[Amendment to Credit Agreement]

AGENT:	FIRST EAGLE ALTERNATIVE CAPITAL AGENT, INC., as Agent By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director

[Amendment to Credit Agreement]

LENDERS:

FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC. By: First Eagle Alternative Credit, LLC Its: Advisor By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
FIRST EAGLE DIRECT LENDING FUND III, LLC By: First Eagle Direct Lending Manager III, LLC Its: Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
FIRST EAGLE DIRECT LENDING FUND III (A), LLC By: First Eagle Direct Lending Manager III, LLC Its: Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
[Amendment to Credit Agreement]

FIRST EAGLE DIRECT LENDING CO-INVEST III, LLC By: First Eagle Direct Lending Manager III, LLC Its: Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
FIRST EAGLE DIRECT LENDING CO-INVEST III (E), LLC By: First Eagle Direct Lending Manager III, LLC Its: Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
FIRST EAGLE DIRECT LENDING FUND IV, LLC By: First Eagle Alternative Credit, LLC Its: Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
FIRST EAGLE DIRECT LENDING IV CO-INVEST, LLC By: First Eagle Alternative Credit, LLC Its: Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
[Amendment to Credit Agreement]

FIRST EAGLE DIRECT LENDING LEVERED FUND IV, LLC By: First Eagle Alternative Credit, LLC Its: Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director

FIRST EAGLE DIRECT LENDING LEVERED FUND IV SPV, LLC

By:    First Eagle Direct Lending Levered Fund IV, LLC
Its:    Manager

By:    First Eagle Alternative Credit, LLC
Its:    Manager

By:    /s/ Michelle Handy
Name: Michelle Handy
Title: Managing Director

FIRST EAGLE DIRECT LENDING V-A, LLC By: First Eagle Alternative Credit, LLC Its: Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
[Amendment to Credit Agreement]

FIRST EAGLE DIRECT LENDING V-B SPV, LLC

By:     First Eagle Direct Lending V-B, LLC
Its: Designated Manager

By:    First Eagle Alternative Credit, LLC
Its:    Manager

By:    /s/ Michelle Handy
Name: Michelle Handy
Title: Managing Director

FIRST EAGLE DIRECT LENDING V-C SCSP By: First Eagle Alternative Credit, LLC Its: Portfolio Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
FIRST EAGLE COMMERCIAL LOAN FUNDING 2016-1 LLC By: First Eagle Alternative Credit, LLC Its: Designated Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
[Amendment to Credit Agreement]

NEWSTAR ARLINGTON SENIOR LOAN PROGRAM LLC By: First Eagle Alternative Credit, LLC Its: Designated Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
NEWSTAR FAIRFIELD FUND CLO LTD. By: First Eagle Alternative Credit, LLC Its: Collateral Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
FIRST EAGLE STRATEGIC FUNDING, LLC By: First Eagle Alternative Credit, LLC Its: Member By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
LAKE SHORE MM CLO I LTD. By: First Eagle Alternative Credit, LLC Its: Investment Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
[Amendment to Credit Agreement]

LAKE SHORE MM CLO II LTD. By: First Eagle Alternative Credit EU, LLC Its: Investment Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
LAKE SHORE MM CLO IV LLC By: First Eagle Alternative Credit, LLC Its: Investment Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
SOUTH SHORE V LLC By: First Eagle Alternative Credit, LLC Its: Collateral Manager By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director
SC FEAC PRIVATE DEBT FUND L.P. By: First Eagle Alternative Credit, LLC Its: Investment Advisor By: /s/ Michelle Handy Name: Michelle Handy Title: Managing Director

[Amendment to Credit Agreement]

North Haven Senior Loan Fund (Alma) DAC

By: MS CAPITAL PARTNERS ADVISER INC., its Manager

By: /s/ John Spivak
Name: John Spivak
Title: Executive Director

North Haven Senior Loan Fund Unleveraged Offshore L.P.

By: MS Capital Partners Adviser Inc., its Manager

By: /s/ John Spivak
Name: John Spivak
Title: Executive Director

North Haven Unleveraged Senior Loan Fund (Yen) L.P.

By: MS Capital Partners Adviser Inc., its Manager

By: /s/ John Spivak
Name: John Spivak
Title: Executive Director

NH Senior Loan Fund Onshore Holdings LLC

By: North Haven Senior Loan Fund L.P. its managing member
By: MS Senior Loan Partners GP L.P., its general partner
By: MS Senior Loan Partners GP Inc., its general partner

By: /s/ John Spivak
Name: John Spivak
Title: Executive Director

NH Senior Loan Fund Offshore Holdings L.P.

By: North Haven Senior Loan Fund Offshore L.P. its equity holder
By: MS Capital Partners Adviser Inc., Duly Authorized

By: /s/ John Spivak
Name: John Spivak
Title: Executive Director

[Amendment to Credit Agreement]